SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of earliest event reported): December 2, 2008.

ALL Fuels & Energy Company

(Exact name of registrant as specified in its charter)

Delaware	000-29417	62-1581902
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
6165 N.W. 86th Street, Johnston, Iowa 50131
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (515) 331-6509

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K

ALL Fuels & Energy Company

Item 2.01. Completion of Acquisition or Disposition of Assets

On December 2, 2008, our wholly-owned subsidiary, ALL Energy Manchester, LLC, an Iowa limited liability company, completed the sale of its primary asset, an approximately 160-acre tract of land located in Manchester, Iowa. The purchaser of the Manchester property is Wall Farms, LLC, a third party. The selling price of the Manchester property was $988,400.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Offer to Buy Real Estate and Acceptance, dated November 5, 2008, between ALL Energy Manchester, LLC and Wall Farms, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

Dated: December 8, 2008.	ALL FUELS & ENERGY COMPANY

	By:	/s/ DEAN E. SUKOWATEY

Dean E. Sukowatey

President